AMENDMENT NO. 2 TO CREDIT AGREEMENT
THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) dated as of May 9, 2014 is among SunCoke Energy Partners, L.P., a Delaware limited partnership (the “MLP”), the other Borrowers signatories hereto (together with the MLP, each a “Borrower” and collectively, the “Borrowers”), the several banks and other financial institutions or entities signatories hereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”).
RECITALS
A.The Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of January 24, 2013, as amended by Amendment No. 1, dated as of August 28, 2013 (as so amended and as otherwise amended, supplemented or modified prior to the date hereof, the “Credit Agreement”).
B.The Borrowers have requested that the Credit Agreement be amended in the manner set forth herein.
C.NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrowers, the Administrative Agent and the Revolving Lenders agree as follows:
Section 1.Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Credit Agreement.
Section 2.    Amendments to Credit Agreement. The Credit Agreement is amended, effective as of the Second Amendment Effective Date (as defined below), as follows:
(a)    The definition of “Consolidated Net Income” contained in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (h), (ii) deleting the period at the end of clause (i), and (iii) adding the following clause (j) at the end of clause (i):
“; and (j) notwithstanding clause (a) above (but without duplication), the cash distributions actually received by the Borrower or a Restricted Subsidiary from (i) an Unrestricted Subsidiary that is controlled directly or indirectly by the Parent or the Borrower or (ii) any joint venture in respect of the Borrower’s or a Restricted Subsidiary’s Capital Stock ownership in such joint venture will be included.”
(b)    The definition of “Revolving Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended by replacing the last sentence with the following sentence:
“The amount of the Total Revolving Commitments as of the Second Amendment Effective Date is $250,000,000.”
(c)    The definition of “Revolving Termination Date” contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:
“‘Revolving Termination Date’: the fifth anniversary of the Second Amendment Effective Date.”
(d)    The definition of “Senior Notes” contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:
“‘Senior Notes”: any senior unsecured notes of the MLP and FinCo issued pursuant to the Senior Note Indenture and any exchange notes with respect thereto.”

(e)    Section 1.1 of the Credit Agreement is hereby amended by adding thereto, in alphabetical order, the following definitions, which shall read in full as follows:
“‘Second Amendment Effective Date’: the “Second Amendment Effective Date” as defined in that certain Amendment No. 2 to Credit Agreement, dated as of May 9, 2014, among the Borrowers, the Lenders party thereto and the Administrative Agent.”
“‘Second Amendment Transactions’: collectively, the transactions to occur on or about the Second Amendment Effective Date, including without limitation (i) the contribution by the Parent of 33% of the Capital Stock of Haverhill Coke Company LLC and Middletown Coke Company, LLC to the MLP as contemplated by the terms of the Contribution Agreement, dated as of April 22, 2014, by and among the MLP, Sun Coal & Coke LLC, and the Parent, (ii) the assumption by the MLP, and the immediate repayment, of approximately $271,268,329.06 of Indebtedness of the Parent and (iii) the issuance by the MLP of additional Senior Notes in the aggregate principal amount of $250,000,000 and the application of the proceeds thereof (collectively, the “Transactions”).”
(f)    Section 2.21(a) of the Credit Agreement is hereby amended by replacing the entire clause (i) in the penultimate sentence thereof with the phrase “(i) the aggregate amount of incremental Revolving Commitments obtained after the Second Amendment Effective Date pursuant to this paragraph shall not exceed $100,000,000”.
(g)    Section 7.1(a) of the Credit Agreement is hereby amended in its entirety to read as follows:
“(a)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive Fiscal Quarters, commencing with the Fiscal Quarter ending March 31, 2013 and for every Fiscal Quarter thereafter, to exceed 4.00 to 1.00; provided, however, that during a Specified Acquisition Period, the Consolidated Leverage Ratio shall not exceed during the period commencing with the Fiscal Quarter ending March 31, 2013 and for every Fiscal Quarter thereafter, 4.50 to 1.00.”
(h)    Section 7.2(f) of the Credit Agreement is hereby amended in its entirety to read as follows:
“(f)    (i) Indebtedness of the MLP and FinCo in respect of the Senior Notes; provided that (A) on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness, the MLP is in compliance with the covenants set forth in Section 7.1, (B) immediately prior to and after giving effect to the issuance of such Indebtedness on a Pro Forma Basis, no Default or Event of Default shall have occurred and be continuing or shall result therefrom, (C) such Indebtedness shall not mature nor have any scheduled repayments, defeasance or redemption (or sinking fund therefor) of any principal amount thereof prior to the date that is six months after the Revolving Termination Date and (D) the Senior Note Indenture ~~1~~ or other agreement governing such Indebtedness shall not contain (1) any maintenance financial covenants or (2) other terms and conditions that are, taken as a whole, materially more restrictive to the MLP or any of its Subsidiaries than those set forth in this Agreement and (ii) Guarantee Obligations of any other Borrower or Subsidiary Guarantor in respect of such Indebtedness;”
(i)    Section 7.2(m) of the Credit Agreement is hereby amended in its entirety to read as follows:
“(m)    Indebtedness of the Parent or any of its Subsidiaries that is assumed by the MLP or any Restricted Subsidiary in connection with a transaction in which the MLP or any Restricted Subsidiary acquires assets from the Parent or any of its Subsidiaries, provided that (i) such Indebtedness is repaid promptly after such assumption; (ii) on a Pro Forma Basis after giving effect to the assumption and repayment of such Indebtedness, the MLP is in compliance with the covenants set forth in Section 7.1, and (iii) immediately prior to and after giving effect to the assumption and repayment of such

Indebtedness on a Pro Forma Basis, no Default or Event of Default shall have occurred and be continuing or shall result therefrom;”
(j)    Section 7.8(r) of the Credit Agreement is hereby amended in its entirety to read as follows:
“(r)    any Investment by the Borrowers or any Restricted Subsidiaries in any Indebtedness of the Parent or any of its Subsidiaries referred to in Section 7.2(m), provided that such Indebtedness is repaid promptly after such assumption;”;
(k)    Section 7.8(t) of the Credit Agreement is hereby amended in its entirety to read as follows:
“(t)    any Investment by the Borrowers or any Restricted Subsidiaries in any one or more of Indiana Harbor Coke Company L.P., Indiana Harbor Coke Company, Indiana Harbor Coke Corporation and The Claymont Investment Company LLC (regardless of whether such Persons are Unrestricted Subsidiaries) consisting of cash and other consideration paid to the Parent in connection with any transaction in which the Parent Disposes of all or a portion of its Equity Interests in such Persons to the Borrowers or any Restricted Subsidiary;”
(l)    Schedule 1.1A to the Credit Agreement is hereby amended in its entirety with Schedule 1.1A attached to this Amendment and the Revolving Commitment of each Lender shall be as stated therein.
Section 3.    Fees. On the Second Amendment Effective Date the Borrowers shall pay the following fees to the Administrative Agent for the account of the Persons specified in immediately available funds: (i) to The Royal Bank of Scotland plc, as arranger of this Amendment (the “Arranger”), the fees set forth in the Fee Letter, dated as of [____], 2014, between The Royal Bank of Scotland plc and the Borrowers, (ii) to each Lender party hereto a fee equal to 0.15% of the amount of its Revolving Commitment in effect immediately prior to the occurrence of the Second Amendment Effective Date, and (iii) to each Lender party hereto a fee equal to 0.50% of the amount by which its Revolving Commitment in effect immediately after giving effect to the occurrence of the Second Amendment Effective Date exceeds the amount of its Revolving Commitment in effect immediately prior to the occurrence of the Second Amendment Effective Date.
Section 4.    Amendment Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    the Administrative Agent shall have received:
i.    an original counterpart of this Amendment, duly executed by each Borrower, the Administrative Agent and each Revolving Lender;
ii.    an Increased Facility Activation Notice, duly executed by the Borrowers’ Agent and the Lenders party thereto;
iii.    a New Lender Supplement substantially in the form of Exhibit H to the Credit Agreement (with appropriate revisions in form and substance satisfactory to Administrative Agent) for each Lender joining the Credit Agreement on the Second Amendment Effective Date, each duly executed by each such Lender, the Borrowers’ Agent and the Administrative Agent;
iv.    (i) a certificate of each Loan Party, dated as of the Second Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments, including the certificate of incorporation of each Loan Party that is a corporation certified by the relevant authority of the jurisdiction of organization of such Loan Party (to the extent such jurisdiction provides such certifications), and (ii) a long form good standing certificate for each Loan Party from its jurisdiction of organization (to the extent such jurisdiction issues such certificates);
v.    an amendment to each of the existing Mortgages (each a “Mortgage Amendment” and collectively the “Mortgage Amendments”), in form and substance satisfactory to Administrative Agent, to reflect the increase in the Revolving Commitments and the extension of the Revolving Termination Date;
vi.    fully paid date down endorsements, bringing forward the effective date of each existing Policy (including all endorsements thereto as reasonably requested by the Administrative Agent) to the date of recording of each applicable Mortgage Amendment and increasing the total amount of title insurance under such Policies, in the aggregate, to $250,000,000, in form and substance satisfactory to Administrative Agent, with all conditions to issuance thereof (including the receipt by the Title Insurance Company of all requirements in connection therewith, including, without limitation, affidavits, indemnities and corporate authority documents) having been satisfied;
vii.    an opinion of New York counsel to the MLP and its Subsidiaries with respect to this Amendment in form and substance satisfactory to Administrative Agent;
viii.    an opinion of Ohio counsel with respect to the Mortgage Amendments in form and substance satisfactory to Administrative Agent; and
ix.    evidence that the Borrowers have obtained the consent of the holders of a majority in aggregate principal amount of the then outstanding Senior Notes to effect an amendment to the Senior Note Indenture to permit the incurrence of the increased Revolving Commitments pursuant to this Amendment, and that such amendment has been effected.
(b)    the Borrowers shall have paid all fees, charges and disbursements of counsel to the Administrative Agent and the Arranger to the extent invoiced at least one (1) day prior to the Second Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the date upon which the Amendment shall be effective (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
The date on which such conditions have been satisfied (or waived) is referred to herein as the “Second Amendment Effective Date”; provided that the Amendment shall not be effective if the conditions referred to herein are not satisfied (or waived) within 60 days of the date that the Amendment is duly executed by each Borrower, the Administrative Agent and each Revolving Lender.

Section 5.    Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:
(a)    Each Borrower has the corporate, partnership or limited liability company power and authority to make, deliver and perform this Amendment.
(b)    Each Borrower has taken all necessary corporate, partnership or limited liability company action to authorize the execution, delivery and performance of this Amendment.
(c)    No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment.

(d)    This Amendment constitutes a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(e)    The execution, delivery and performance of this Amendment will not (a) violate any Requirement of Law or any Contractual Obligation of any Group Member, except where any such violation would not reasonably be expected to result in a Material Adverse Effect, or (b) result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents), except where any such creation or imposition of any such Lien would not reasonably be expected to have a Material Adverse Effect.
(f)    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
(g)    Since December 31, 2013, there has been no development or event that has had or is reasonably expected to have a Material Adverse Effect.
Section 6.    Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed by each Borrower and the other Loan Parties. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Borrower or the other Loan Parties that would require the waiver or consent of the Administrative Agent or the Lenders.
Section 7.    Effect of Amendment. On and after the Second Amendment Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment. On and after the Second Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the Second Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement, as amended by this Amendment.
Section 8.    Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.
Section 9.    References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.
Section 10.    Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.
Section 11.    Governing Law. This Amendment is governed by and will be construed in accordance with the law of the State of New York.
Section 12.    Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

SUNCOKE ENERGY PARTNERS, L.P.
By:    SunCoke Energy Partners GP LLC

By:	/s/ Mark E. Newman______________
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

HAVERHILL COKE COMPANY LLC

By:    /s/ Mark E. Newman_________________
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

MIDDLETOWN COKE COMPANY, LLC

By:     /s/ Mark E. Newman_________________
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

HAVERHILL COGENERATION COMPANY LLC

By:     /s/ Mark E. Newman_________________
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

MIDDLETOWN COGENERATION COMPANY LLC

By:    /s/ Mark E. Newman__________________
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 2 to Credit Agreement

SUNCOKE LAKE TERMINAL LLC
By:    /s/ Mark E. Newman_________________
Name:    Mark E. Newman
Title:    Senior Vice President

SUNCOKE LOGISTICS LLC
By:    /s/ Mark E. Newman_________________
Name:    Mark E. Newman
Title:    Senior Vice President

MARIGOLD DOCK, INC.
By:    /s/ Mark E. Newman_________________
Name:    Mark E. Newman
Title:    Senior Vice President

CEREDO LIQUID TERMINAL, LLC
By:    /s/ Mark E. Newman_________________
Name:    Mark E. Newman
Title:    Senior Vice President

KANAWHA RIVER TERMINALS, LLC
By:    /s/ Mark E. Newman_________________
Name:    Mark E. Newman
Title:    Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Lender

By:    /s/ Peter S. Predun        ___
Name: Peter S. Predun
Title:    Executive Director

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:     /s/ Jonathan M. Phillips    ____
Name: Jonathan M. Phillips
Title:     Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:    /s/ Ronnie Glenn    ____
Name: Ronnie Glenn
Title:    Vice President

Signature Page to Amendment No. 2 to Credit Agreement

CITIBANK, N.A., as a Lender

By:    /s/ David Jaffe    ____
Name: David Jaffe
Title:     Vice President

Signature Page to Amendment No. 2 to Credit Agreement

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH, as a Lender

By:    /s/ Mikhail Faybusovich    ____
Name: Mikhail Faybusovich
Title:     Authorized Signatory

By:    /s/ Tyler R. Smith    ____
Name: Tyler R. Smith
Title:     Authorized Signatory

ROYAL BANK OF CANADA, as a Lender

By:    /s/ James F. Disher    ____
Name: James F. Disher
Title:     Authorized Signatory

Signature Page to Amendment No. 2 to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:    /s/ John Preece    ____
Name: John Preece
Title:     Authorised Signatory

Signature Page to Amendment No. 2 to Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:    /s/ Mark Walton    ____
Name: Mark Walton
Title:     Authorized Signatory

Signature Page to Amendment No. 2 to Credit Agreement

WELLS FARGO BANK, N.A., as a Lender~~2~~

By:    /s/ Michael Bromfield    ____
Name: Michael Bromfield
Title:    Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

SCHEDULE 1.1A

REVOLVING COMMITMENTS

The Royal Bank of Scotland plc	$34,375,000
JPMorgan Chase Bank, N.A.	$34,375,000
Barclays Bank PLC	$34,375,000
Citibank, N.A.	$34,375,000
Bank of America, N.A.	$30,000,000
Wells Fargo Bank, N.A.	$25,000,000
Credit Suisse AG, Cayman Islands Branch	$20,000,000
Royal Bank of Canada	$20,000,000
Goldman Sachs Bank USA	$17,500,000
Total	$250,000,000